UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2016

INVESTORS HERITAGE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

KENTUCKY	000-01999	61-6030333
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Capital Avenue Frankfort, Kentucky	40601
(Address of principal executive offices)	(Zip Code)

(502) 223-2361

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)

The 2016 annual meeting of the stockholders of Investors Heritage Capital Corporation was held May 12, 2016 at 11:00 a.m. at which time the stockholders were asked to vote on the proposals set forth in (b) below:

(b)	The proposals voted upon at the 2016 annual meeting of stockholders of Investors Heritage Capital Corporation and the results thereof are as follows:

(1) to elect three (3) directors to hold office for a term of three (3) years or until their successors are duly elected and qualified.

The following individuals were elected and the number of votes cast was as follows:

		WITHHELD
	FOR	AUTHORITY
Gordon C. Duke	791,442	1,937
Harry Lee Waterfield II	791,119	2,260
Michael F. Dudgeon, Jr.	789,200	4,179

(2) to approve a non-binding resolution to approve the compensation of Investors Heritage Life Insurance Company’s named executive officers.

FOR	762,392
AGAINST	19,721
ABSTAIN	11,266

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS HERITAGE CAPITAL CORPORATION

Date: May 16, 2016	By:	/s/ Harry Lee Waterfield II
Harry Lee Waterfield II
President